Exhibit 4.1

                                NVE CORPORATION
          INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
          AUTHORIZED: 30,000,000 COMMON SHARES, $.01 PAR VALUE


Number                                                                   Shares

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                           ____________________
                                                          | CUSIP  629445 10 7 |
                                                          |____________________|

This Certifies that ____________________________________________________ is the
registered holder of ____________________________________________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF

                                 NVE Corporation

transferable only on the books of the Company in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

   Dated:

----------------------------                       ----------------------------
          Secretary            (Corporate Seal)           President/CEO

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

By:__________________________________________________
      Transfer Agent and Registrar Authorized Officer

                                NVE Corporation
                        Corporate Stock Transfer, Inc.
                           TRANSFER FEE: As Required


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     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  __as tenants in common   UNIF GIFT MIN ACT-_______Custodian for_______
                                                    (Cust.)             (Minor)
TEN ENT  __as tenants by the entireties           under Uniform Gifts to minors

JT TEN   __as joint tenants wit right of          Act of_______________________
           survivorship and not as tenants                     (State)
           in common

     Additional abbreviations may also be used though not in the above list.


For value received________________________hereby sell, assign and transfer unto

                PLEASE INSERT SOCIAL SECURITY OR OTHER
                    IDENTIFYING NUMBER OF ASSIGNEE
               ___________________________________________
              |                                           |
              |                                           |
              |___________________________________________|
            Please print or type name and address of assignee

_______________________Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________ Attorney to transfer the said Stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated_______________   20__


SIGNATURE GUARANTEED:                            X_____________________________

                                                 X_____________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. The SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.